Exhibit 10.10
PLEDGE AGREEMENT
     This PLEDGE AGREEMENT (this “Agreement”), is made as of August 2, 2007, and entered into by and among MicroFinancial Incorporated, a Massachusetts corporation (the “Pledgor”), TimePayment Corp., a Delaware corporation and wholly owned subsidiary of the Pledgor (the “Borrower”), and Sovereign Bank, as agent for and representative of (in such capacity herein called “Secured Party”) the financial institutions (“Lenders”) party to the Credit Agreement (as hereinafter defined).
WITNESSETH:
     WHEREAS, the Pledgor is the legal and beneficial owner of the shares of stock described next to Pledgor’s name in Schedule I annexed hereto and issued by the corporations named therein (the “Pledged Shares”);
     WHEREAS, the Secured Party and the Lenders have entered into a Credit Agreement dated as of the date hereof (said Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the “Credit Agreement”) with the Borrower, pursuant to which the Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower; and
     WHEREAS, it is a condition precedent to the initial extensions of credit by the Lenders under the Credit Agreement that the Pledgor shall have granted the security interests and undertaken the obligations contemplated by this Agreement;
     NOW, THEREFORE, in order to induce Lenders to make Loans and other extensions of credit under the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor hereby agrees with the Secured Party as follows:
Section 1. Definitions.
     Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined in the Credit Agreement. Except as otherwise defined herein, terms defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts (the “UCC”) are used herein with the meanings set forth therein.
Section 2. Pledge of Security.
     The Pledgor hereby pledges and assigns to the Secured Party for the benefit of the Lenders, and hereby grants to the Secured Party for the benefit of the Lenders a security interest in, all of the Pledgor’s right, title and interest in and to the following (the “Pledged Collateral”):
(a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to the Pledged Shares, and all securities (including capital stock of the Borrower), dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;
(b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and
(c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of the Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of the Pledgor in the entries on the books of any financial or securities intermediary pertaining to such shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and
(d) to the extent not covered by clauses (a) and (c above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term “proceeds” includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to any Pledgor or the Secured Party from time to time with respect to any of the Pledged Collateral.
Section 3. Security for Obligations.
     This Agreement secures, and the Pledged Collateral is collateral security for, all Obligations, including all obligations of every nature of the Pledgor now or hereafter existing under this Agreement.
Section 4. Delivery of Pledged Collateral.
     All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by the Pledgor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. The Secured Party shall have the right, at any time, in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.
Section 5. Representations and Warranties.
     The Pledgor represents and warrants as follows:
     (a) Due Authorization of Pledged Collateral. All of the Pledged have been duly authorized and validly issued and are fully paid and non-assessable.
     (b) Description of Pledged Collateral. The Pledged Shares constitute that percentage of the issued and outstanding shares of stock of each issuer thereof set forth in Schedule I as of the date hereof, and as of the date hereof there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares other than this Agreement.

     (c) Ownership of Pledged Collateral. The Pledgor is the legal, record and beneficial owner of the Pledged free and clear of any Encumbrance except for the security interest created by this Agreement.
     (d) Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) the exercise by the Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement.
     (e) Issuer and Pledgor Authorization. Other than as contemplated in this Agreement and other than such actions which have already been taken or effected, no consent, authorization, approval or other action by, and no notice to or filing with, and no corporate action on behalf of the issuers of the Pledged Shares or on behalf of the Pledgor is required for either (i) the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) the exercise by the Secured Party of the voting or other rights, or the remedies in respect of such Pledged Collateral, provided for in this Agreement.
     (f) Perfection. The pledge, assignment and delivery to the Secured Party by the Pledgor of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in such Pledged Shares securing the payment of the Obligations, and as a result of the delivery of the certificates representing the Pledged Shares pledged by the Pledgor to the Secured Party, together with the appropriately completed and executed instruments of transfer, the Secured Party will have “control” over the Pledged Shares to the extent such Pledged Shares constitute “certificated securities”, as such terms are defined in the UCC.
     (g) Margin Regulations. The pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.
     (h) Other Information. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all material respects.
Section 6. Transfers and Other Liens; Additional Pledged Collateral: etc.
     The Pledgor shall:
     (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) create or suffer to exist any Encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, or (iii) vote to enable any issuer of Pledged Shares to merge or consolidate except as permitted under the Credit Agreement;
     (b) (i) not permit any issuer of Pledged Shares to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock of or other securities indicating ownership interest in any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a direct Subsidiary of such Pledgor;
     (c) promptly notify the Secured Party of any event of which the Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral in any material respect;
     (d) promptly deliver to the Secured Party all written notices received by it with respect to the Pledged Collateral; and
     (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided that the Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five Business Days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against the Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.
Section 7. Further Assurances; Pledge Amendments.
     (a) The Pledgor agrees that from time to time, at its expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) do all things necessary or desirable, as reasonably determined by the Secured Party, to transfer control over any Pledged Collateral to the Secured Party including, but not limited to, registering the Secured Party as the holder of any securities entitlement or commodities contract, as appropriate, relating to the Pledged Collateral and entering into any control agreement, in the form designated by the Secured Party, pursuant to which the securities intermediary shall agree that it will comply with the entitlement orders originated by the Secured Party without further consent by the Pledgor, with respect to the Pledged Collateral, and entering into any control agreement, in the form designated by the Secured Party, pursuant to which the commodity intermediary shall agree that it will apply any value distributed on account of any commodity contract constituting Pledged Collateral, as directed by the Secured Party without further consent by the Pledgor and (iii) at the Secured Party’s reasonable request, appear in and defend any action or proceeding that would reasonably be expected to materially and adversely affect the Pledgor’s title to or the Secured Party’s security interest in all or any part of the Pledged Collateral pledged by the Pledgor.
     (b) The Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 6(b), promptly (and in any event within five (5) Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II annexed hereto (a “Pledge Amendment”), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. The Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agree that all Pledged Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral; provided that the failure of any Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of the Secured Party therein or otherwise adversely affect the rights and remedies of the Secured Party hereunder with respect thereto.

Section 8. Voting Rights: Dividends: Etc.
     (a) So long as no Event of Default shall have occurred and be continuing:
     (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that no Pledgor shall exercise or shall refrain from exercising any such right if the Secured Party shall have notified the Pledgor that, in the Secured Party’s reasonable judgment, such action would have a material adverse effect on the value of the Pledged Shares; and provided, further, that the Pledgor shall give the Secured Party at least five (5) Business Days’ prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right. It is understood, however, that neither (A) the voting by any Pledgor of any Pledged Shares for or any Pledgor’s consent to the election of directors at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting nor (B) any Pledgor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this [        ], and no notice of any such voting or consent need be given to the Secured Party;
     (ii) The Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid and distributions made in respect of the Pledged Collateral; provided, however, that any and all
(A)	dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

(B)	dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or winding up or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C)	cash paid, payable or otherwise distributed in respect of or in redemption of or in exchange for any Pledged Shares, shall be, and shall forthwith be delivered to the Secured Party to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and
     (iii) The Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies, dividend payment orders and other instruments as the Pledgor may from time to time reasonably request for the purpose of enabling the Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above, to receive the dividends, and other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above, and to exercise its right to purchase capital stock under any warrants or options pledged by the Pledgor hereunder, provided that all stock issued as a result of exercise of such warrants or options, together with all necessary instruments of transfer executed in blank, shall be immediately pledged and delivered to the Secured Party pursuant to the terms of this Agreement.
     (b) Upon the occurrence and during the continuation of an Event of Default:
     (i) upon written notice from the Secured Party to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to Section 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;
     (ii) all rights of the Pledgor to receive the dividend and other distributions which they would otherwise be authorized to receive and retain pursuant to 8(a)(i) shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and other distributions; and
     (iii) all dividends and other distributions which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 8(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall forthwith be paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).
     (c) In order to permit the Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 8(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or 0Section 7(b)(ii), the Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies, dividend payment orders and other instruments as the Secured Party may from time to time reasonably request.
Section 9. Secured Party Appointed Attorney-in-Fact.
     The Pledgor hereby irrevocably appoints the Secured Party as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, in the Secured Party’s discretion to take any action and to execute any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (a) subject to the rights of such Pledgor under Section 8(a) to receive, endorse and collect any instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and (b) from time to time in the Secured Party’s discretion to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of the Pledgor.
Section 10. Secured Party May Perform.
     If any Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 14.
Section 11. Standard of Care.
     The powers conferred on the Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral, it being understood that the Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, tenders or other matters relating to any Pledged Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property consisting of negotiable securities.
Section 12. Remedies.
     (a) If any Event of Default shall have occurred and be continuing, the Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the UCC or other applicable Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the affected Pledged Collateral), and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker’s board or at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Secured Party or any Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and the Secured Party, as agent for and representative of the Lender but not any Secured Party or Lender in its or their respective individual capacities unless Majority Lenders shall otherwise agree in writing, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Pledged Collateral payable by the Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and the Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, the Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.
The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 (“Securities Act”) and applicable state securities laws, the Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, the Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.
     (b) If the Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall, and shall cause each other issuer of any Pledged Shares to be sold hereunder from time to time, to furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
Section 13. Application of Proceeds.
     Except as expressly provided elsewhere in this Agreement, all proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by the Secured Party to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys’ fees, travel and all other expenses which may be incurred by the Secured Party in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement, and then to the Obligations in accordance with Section 2.8(c) of the Credit Agreement.
Section 14. Indemnity and Expenses.
     The Pledgor will pay to the Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.
Section 15. Continuing Security Interest: Transfer of Loans and Notes.
     This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of all Obligations (other than contingent indemnification obligations), the cancellation or termination of all of the Commitments, (b) be binding upon the Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent permitted under the Credit Agreement, any Lender may assign or otherwise transfer any Loans, Notes or other Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise. Upon the indefeasible payment in full in cash of all Obligations (other than contingent indemnification obligations), the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination the Secured Party will, at the Pledgor’s reasonable expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and the Pledgor shall be entitled to the return, upon their request and at their reasonable expense, against receipt and without recourse to the Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.
Section 16. Secured Party as Agent.
     (a) The Secured Party has been appointed to act as the Agent hereunder by the Lenders. The Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Pledged Collateral), solely in accordance with this Agreement and the Credit Agreement.
     (b) The Secured Party shall at all times be the same Person that is the Agent under the Credit Agreement. Written notice of resignation by the Agent pursuant to Section 10.7 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; and appointment of a successor Agent pursuant to Section 10.7 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Agent under Section 10.7 of the Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Secured Party under this Agreement, and the retiring Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring Secured Party’s resignation hereunder as the Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Secured Party hereunder.
Section 17. Amendments, Etc.
     No amendment or waiver of any provision of this Agreement, or consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.
Section 18. Notices.
     All notices hereunder shall be given in the same manner as set forth in Section 11.1 of the Credit Agreement and any notice given to the Borrower in accordance with the terms of such Section shall be deemed to be given to the Pledgor.
Section 19. Failure or Indulgence Not Waiver; Remedies Cumulative.

     No failure or delay on the part of the Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.
Section 20. Waivers by Pledgor.
The Pledgor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Borrower or the Pledgor, and all suretyship defenses generally. Without limiting the generality of the foregoing, the Pledgor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligations and agrees that the obligations of the Pledgor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Secured Party or any Lender to assert any claim or demand or to enforce any right or remedy against the Borrower; (ii) any extensions or renewals of any of the Obligations; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any of the Obligations; (iv) the substitution or release of any entity primarily or secondarily liable for any of the Obligations; (v) the adequacy of any rights the Secured Party or any Lender may have against any collateral or other means of obtaining repayment of the Obligations; (vi) the impairment of any collateral securing any of the Obligations, including without limitation the failure to perfect or preserve any rights the Secured Party and the Lenders might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; or (vii) any other act or omission which might in any manner or to any extent vary the risk of the Pledgor or otherwise operate as a release or discharge of the Pledgor, all of which may be done without notice to the Pledgor.
THE PLEDGOR HEREBY WAIVES THE APPLICATION TO THE SECURED PARTY AND THE SECURED PARTY’S RIGHTS HEREUNDER IN AND TO THE PLEDGED COLLATERAL OF ANY AND ALL RESTRICTIONS ON TRANSFER CONTAINED IN THE ORGANIZATIONAL DOCUMENTS OF THE ISSUERS THEREOF AND ANY OTHER AGREEMENTS OR DOCUMENTS BINDING ON THE HOLDERS OF EQUITY INTERESTS OF THE ISSUERS THEREOF.
Section 21. Unenforceability Of Obligations Against Borrower.
     If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations, or if any of the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Agreement and the pledge of the Pledged Collateral hereunder shall nevertheless be binding on and enforceable against the Pledgor to the same extent as if the Pledgor at all times had been the principal obligor on all such Obligations.
Section 22. Severability.
     In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 23. Headings.
     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
Section 24. Governing Law: Consent to Jurisdiction.
     THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE PLEDGOR CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION WITH ANY SUIT TO ENFORCE THE RIGHTS OF THE SECURED PARTY UNDER THIS AGREEMENT AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE PLEDGOR IN THE MANNER PROVIDED IN SECTION 18 ABOVE. THE PLEDGOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THIS SECTION AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
Section 25. Waiver of Jury Trial.
     EACH OF THE PLEDGOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY. EXCEPT AS PROHIBITED BY LAW, EACH OF THE PLEDGOR AND THE SECURED PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE PLEDGOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE SECURED PARTY OR THE LENDERS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SECURED PARTY OR THE LENDERS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE SECURED PARTY AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH EACH IS A PARTY BECAUSE OF, AMONG OTHER THINGS, THE PLEDGOR’S WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.
Section 26. Counterparts.
     This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
[Remainder of page intentionally left blank.
The next page is the signature page.]

     IN WITNESS WHEREOF, the Pledgor, the Borrower and the Secured Party have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MICROFINANCIAL INCORPORATED
By:	/s/ Richard F. Latour
	Name:	Richard F. Latour
	Title:	President

TIMEPAYMENT CORP.
By:	/s/ Richard F. Latour
	Name:	Richard F. Latour
	Title:	President

SOVEREIGN BANK, as Agent
By:	/s/ Jeffrey G. Millman
	Name:	Jeffrey G. Millman
	Title:	Senior Vice President

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

Pledge Agreement
Schedule I
MicroFinancial Incorporated, Pledgor

			% of
		Certificate	Outstanding
Issuer	Stock Held by Pledgor	Number	Stock
TimePayment Corp.	100 Shares of Common Stock $.01 Par Value	1	100%
Leasecomm Corporation	185,000 Shares of Common Stock $.01 par value	1	100%

SCHEDULE II
PLEDGE AMENDMENT
     This Pledge Amendment, dated                                         , is delivered pursuant to Section [ ] of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated August 2, 2007, between the undersigned and Sovereign, as the Secured Party (the “Pledge Agreement”, capitalized terms defined therein being used herein as therein defined), and that the shares and membership interests listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Obligations.

By:
[Name]
[Title]

Pledgor pledges:
[                                        ]